Exhibit 99.1

The Subprime Source Since 1991 December 2023 Investor Presentation

SAFE HARBOR STATEMENT Forward - looking statements in this presentation include the Company's recorded figures representing allowances for remaining expected lifetime credit losses, it’s marks to the carrying value for the portion of its portfolio accounted for at fair value, its charge to the provision for credit losses for the its legacy portfolio, its estimates of fair value (most significantly for its receivables accounted for at fair value), its entries offsetting the preceding, its anticipated credit facility capacity, and figures derived from any of the preceding. In each case, such figures are forward - looking statements because they are dependent on the Company’s estimates of cash to be received and losses to be incurred in the future. The accuracy of such statements may be adversely affected by various factors, which include (in addition to risks relating to the economy generally) the following: possible increased delinquencies; repossessions and losses on retail installment contracts; incorrect prepayment speed and/or discount rate assumptions; possible unavailability of qualified personnel, which could adversely affect the Company’s ability to service its portfolio; possible increases in the rate of consumer bankruptcy filings, which could adversely affect the Company’s rights to collect payments from its portfolio; other changes in government regulations affecting consumer credit; possible declines in the market price for used vehicles, which could adversely affect the Company’s realization upon repossessed vehicles; economic conditions in geographic areas in which the Company's business is concentrated; the long - term effects of the COVID - 19 pandemic; unexpected exogenous events, such as a widespread plague or a resurgence of the COVID - 19 pandemic including governmental responses to such events, which have included prohibitions on certain means of enforcement of receivables, and may include additional restrictions and mandates imposed in reaction to such events, such as prohibitions of otherwise permissible activity; competition; adverse decisions by courts or regulators; and a default under any credit facility debt agreement which, if not waived could result in acceleration of the related indebtedness and impair the Company’s ability to secure additional financing. Any or all of such factors also may affect the Company’s future financial results, as to which there can be no assurance. Any implication that past results or past consecutive earnings are indicative of future results or future earnings is disclaimed, and the reader should draw no such inference. Factors such as those identified above in relation to losses to be incurred in the future may affect future performance. 2

COMPANY OVERVIEW Consumer Portfolio Services specializes in purchasing and servicing automobile contracts originated by licensed motor vehicle dealers in the sale of new and used automobiles, light trucks and passenger vans. Through our purchases, we provide indirect financing to dealers for sub - prime customers. We serve as an alternative source of financing for dealers, allowing sales to customers who otherwise might not be able to obtain financing. $3.2 Billion Managed Portfolio (1) NASDAQ Listed: CPSS Average Management Tenure is 23 Years - 300+ Combined Years at CPS HQ in Las Vegas, NV Operating Branches in NV, CA, IL, VA and FL 890 Employees (1) 8,000 Daily Applications Received from Dealers (1) Established in 1991. IPO 1992 49 Consecutive Profitable Quarters (1) 100 ABS Deals to Date (1) As of December 31, 2023 3

THE CPS ADVANTAGE • Repo - Skip Scorecard • Deficiency Scorecard • Dealer Scorecard • Asset Scorecard • Collection Behavior Scorecard • Extension Scorecard • Applicant Scorecard • Deal Scorecard • Early Payment Default Scorecard Originations Servicing (Collection) Servicing (Recovery) Asset & Dealers CPS is a leader in Machine Learning (ML) and Artificial Intelligence (AI). • Industry leading disciplined modeling framework: Linear/Logistic Regression, Neural Network, Decision Tree, Ensemble Model, Time Series, Machine Learning, Random Forest • Continuous model training and recalibration Proprietary Modeling and Scorecards Instant Credit Decisions Leads CPS to Higher Quality Loans Risk Department Led by Industry Veterans Decades of Historical Performance Data Shape our Models 4

LEADERSHIP Charles “Brad” Bradley CEO, Chairman of the Board • CEO since 1992 • Chairman of the Board since 2001 • 32 years at CPS Mike Lavin President, COO, CLO • President since 2022 • COO since 2019. CLO since 2014 • 22 Years at CPS Danny Bharwani CFO • CFO since 2022 • 26 years at CPS CPS’ senior management team consists of 14 executives that are led by Brad, Mike and Danny. Each has significant industry experience and, on average, 23 years with CPS. Combined, senior management has over 300 years of auto lending experience just at CPS . 5

MARKET • $1.5 trillion auto loans outstanding at Q3 2023 (1) • ~14% of auto financings in Q3 2023 were sub - prime Large Total Addressable Market (TAM) • Capital - intensive • Highly regulated industry High Barrier to Entry • Few dominant players • Compete on rates and fees Small, Fragmented Market Dynamics Footprint 6% 7% 8% 5% 6% 5% (1) According to Experian Automotive (2) As of December 31, 2023 • Highest volume originating states for CPS (2) • Contracts purchased in 47 states (2) 6

PRODUCT OFFERING Meta 15.30% $102,807 4% Preferred 17.13% $93,127 14% Super Alpha 19.22% $86,155 21% Alpha Plus 21.41% $77,448 14% Alpha 22.35% $63,405 31% Standard 23.91% $60,579 8% Mercury / Delta 24.34% $59,438 4% First Time Buyer 24.36% $50,256 4% Overall 20.87% $22,087 $20,122 $16,775 $15,630 $14,699 $20,845 $72,930 577 568 585 583 570 581 584 100% % of Purchases Avg. Yield (2) Program (1) Avg. Amount Financed $23,300 $24,693 $24,121 Household Income Avg. Time on Job (years) 9.4 7.1 5.6 4.8 3.8 3.3 3.5 2.5 4.7 Avg. FICO 672 594 (1) Under the CPS programs for contracts purchased for the twelve months ended December 31, 2023. (2) Contract APR as adjusted for fees charged (or paid) to dealer. 7

ORIGINATION CHARACTERISTICS 105.0% 110.0% 115.0% 120.0% 125.0% 130.0% Loan to Value 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% Payment to Income 590 585 580 575 570 565 560 555 550 545 FICO 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% APR $0 $5,000 $10,000 $15,000 $20,000 $25,000 Amount Financed 66 66 67 67 68 68 69 69 Original Term 8

DEMAND FOR OUR LENDING PROGRAMS 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 2014 2023 Applications vs. Funded Loans 2015 2016 Applications 2017 2018 2019 Approved Applications 2020 2021 2022 Contracts Funded 46% Average Approval Rate 12,000 Approved Dealer Network Strong Demand for our Lending Programs Auto Decisioning Proprietary AI Driven Scorecard Selective Funding Answers Within Seconds to Dealers 9

WHO IS OUR CUSTOMER? CPS Customer 42 Years Old on Average 5 Years Average Job Time 7 Years Average Length at Residence 9 Years Credit History on Average 23% Homeowners 10.6% Average Payment to Income $73,000 Average Household Income 35.0% Average Debt to Income 10 Amounts for CPS programs for contracts purchased for the twelve months ended December 31, 2023.

WHAT DO OUR CUSTOMERS DRIVE? Certified Pre - Owned, 13% Pre - Owned, 81% VEHICLE TYPE New, 6% Factory Franchised, 67% ORIGINATING DEALERSHIP Independent, 33% Domestic, 47% 11 Charts show data for CPS programs for contracts purchased for the twelve months ended December 31, 2023. Imports , 53% VEHICLE MAKE

PORTFOLIO PERFORMANCE 22.00% 20.00% 18.00% 16.00% 14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% CNL Percentage Months Seasoned 16A 19 - D 16B 20 - A 16C 20 - B 16D 20 - C 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 67 17A 17B 21 - A 21 - B 17C 21 - C 17D 21 - D 18A 22 - A 18B 22 - B 18C 22 - C 18D 22 - D 19A 23 - A 19B 23 - B 19C 23 - C Data shown is CNL performance by ABS deal, and as of December 31, 2023. 12

RECOVERY RATE Data shown as of December 31, 2023. - 50.0 100.0 150.0 200.0 250.0 300.0 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% Jun - 17 Sep - 17 Dec - 17 Mar - 18 Jun - 18 Sep - 18 Dec - 18 Mar - 19 Jun - 19 Sep - 19 Dec - 19 Mar - 20 Jun - 20 Sep - 20 Dec - 20 Mar - 21 Jun - 21 Sep - 21 Dec - 21 Mar - 22 Jun - 22 Sep - 22 Dec - 22 Mar - 23 Jun - 23 Sep - 23 Dec - 23 Manheim Index Recovery Rate Auction Values Average CPS Recovery Rate Maheim Used Vehicle Index Recovery Rates Correlate with Manheim Index Return to Historical Norms Post COVID Vast Auction Network 13

ECONOMIC MODEL December 30, December 31, December 31, Interest Income December 31, 2023 11.3% 2022 11.5% 2023 11.3% 2022 12.0% Mark to Fin. Recs. at FV 0.8% 0.0% 0.4% 0.6% Servicing and Other Income 0.4% 0.5% 0.4% 0.4% Interest Expense (5.4%) (4.2%) (5.0%) (3.4%) Net Interest Margin 7.0% 7.8% 7.0% 9.5% Provision for Credit Losses 0.2% 0.7% 0.8% 1.1% Core Operating Expenses (5.9%) (5.9%) (5.7%) (6.1%) Pretax Return on Assets 1.3% 2.6% 2.1% 4.6% Quarter Ended (1) Twelve Months Ended (1) (1) As a percentage of the average managed portfolio. Percentages may not add due to rounding. 14

SUMMARY BALANCE SHEET December 31, 2021 Assets Cash $ $ 29.9 $ Restricted cash 146.6 Finance receivables, net of allowance 13.5 149.3 70.6 176.2 Finance receivables, measured at fair value 2,476.6 1,749.1 Deferred tax assets, net 19.6 Other assets 6.2 119.3 24.7 2,722.7 3.7 27.2 10.2 32.6 38.2 2,903.7 $ 2,752.8 $ 2,159.6 $ Liabilities Accounts payable and accrued expenses $ $ 43.6 $ Warehouse lines of credit 105.6 Residual interest financing 55.4 285.3 49.6 53.7 Securitization trust debt 2,108.7 1,760.0 Subordinated renewable notes 62.5 234.0 49.9 2,265.4 17.2 25.3 26.5 2,524.4 1,989.4 Shareholders' equity 2,629.0 274.7 228.4 170.2 $ 2,903.7 2,159.6 $ 2,752.8 $ Summary Balance Sheet ($ in millions) (1) December 31, December 31, 2023 2022 (1) Numbers may not add due to rounding . 15

SUMMARY STATEMENT OF OPERATIONS December 31, 2023 December 31, December 31, 2022 2023 December 31, 2022 Revenues Interest income 83.3 $ $ 79.7 $ 329.2 Mark to finance receivables at fair value 6.0 - 12.0 $ 305.2 15.3 Other income 2.7 9.2 92.0 3.3 10.8 83.0 352.0 329.7 Expenses Employee costs 23.2 General and administrative 13.8 Interest 40.3 84.3 37.6 87.5 Provision for credit losses (1.6) 88.1 50.0 146.6 (22.3) (28.1) 262.5 181.4 Pretax income 9.8 116.2 Income tax expense (benefit) 61.1 15.8 30.2 Net income $ EPS (fully diluted) 0.29 $ 20.9 11.7 28.9 (4.7) 75.8 56.8 18.3 2.7 4.2 7.2 $ 14.1 $ $ 0.59 1.80 $ 45.3 $ 86.0 $ 3.23 Summary Statement of Operations ($ in millions) (1) Three Months Ended Years Ended (1) Numbers may not add due to rounding. 16

SELECTED FINANCIAL DATA ($ in millions) December 31, 2023 December 31, 2022 December 31, 2023 December 31, 2022 Auto contract purchases Total managed portfolio $ $ Risk - adjusted margin (1) 301.8 3,187.6 53.3 $ $ $ 428.1 2,953.6 58.9 $ 1,357.8 3,187.6 227.7 $ $ $ 1,854.4 2,953.6 270.3 $ $ $ Core operating expenses (2) $ Amount $ $ 166.6 $ 154.1 $ % of avg. managed portfolio 43.5 5.9% 40.6 5.9% 5.7% 6.1% Pretax return on managed assets (3) 1.3% 2.6% 2.1% 4.6% Total delinquencies and repo inventory (30+ days past due) As a % of total owned portfolio 14.5% 12.7% 14.5% 12.7% Annualized net charge - offs As a % of total owned portfolio 7.7% 5.8% 6.5% 4.5% Total expenses less provision for credit losses and interest expense. (1) Revenues less interest expense and provision for credit losses. (2) (3) Equal to annualized pretax income as a percentage of the average managed portfolio . 17

PORTFOLIO FINANCING $400m Across Two Warehouse Line Credit Facilities $18.9b of Bonds Sold in 100 ABS Deals Since Inception $1,500,000,000 $1,700,000,000 $1,900,000,000 $2,100,000,000 $2,300,000,000 $2,500,000,000 $2,700,000,000 $2,900,000,000 $3,100,000,000 Portfolio Leverage Receivable Balance Portfolio Debt Decreasing Portfolio Leverage 18

SHAREHOLDER VALUE $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 Mar - 17 Jun - 17 Sep - 17 Dec - 17 Mar - 18 Jun - 18 Sep - 18 Dec - 18 Mar - 19 Jun - 19 Sep - 19 Dec - 19 Mar - 20 Jun - 20 Sep - 20 Dec - 20 Mar - 21 Jun - 21 Sep - 21 Dec - 21 Mar - 22 Jun - 22 Sep - 22 Dec - 22 Mar - 23 Jun - 23 Sep - 23 Dec - 23 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 Pre - tax Income $ in Thousands - Left Axis Book Value per Share in $ - Right Axis Continuous Improvements to Shareholder Value NASDAQ Listed Stock - Ticker Symbol: CPSS 19

INVESTMENT OUTLOOK Continuous Growth Strong macroeconomic factors AI - driven Originations Scorecard Strong Fundamentals • 2.9 million applications in 2023 • $1.36 billion in sub - prime auto contracts funded • Managed portfolio is at largest amount in company history • Raised Wtd. Avg APRs in originations from 17.72% in Dec 2022 to 20.87% in Dec 2023 • Favorable demand for used vehicles • New vehicle pricing increase and increasing sales despite rising interest rates • Improves efficiency and customer satisfaction • Upcoming AI Scorecard Refresh (refresh every 18 - 24 months) • Industry leading technology in all facets of our business • Decreased leverage on the portfolio puts CPS in a position to grow faster than competitors • Increasing shareholder equity - highest in company history • Decreasing core operating expenses, while portfolio grows Investor Relations Contact Tom Colton and Alec Wilson Gateway Group, Inc. Phone: 949 - 574 - 3860 Email: CPSS@gateway - grp.com 20

REFERENCE TO PUBLIC REPORTS Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission‘s EDGAR search page www.sec.gov/edgar/searchedgar/companysearch.html using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described in Item 1A, “Risk Factors," of CPS’s most recent annual report on Form 10 - K and subsequent reports on Form 10 - Q, which reports are on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference. 21